UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 21, 2016
Boston Private Financial Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Ten Post Office Square, Boston, Massachusetts 02109
(Address of principal executive offices)
(617) 912-1900
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2016, Boston Private Financial Holdings, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders approved a proposal to approve the Annual Executive Incentive Plan (the “Plan”). The Company’s executive officers that are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, are eligible to receive awards under the Plan subject to the satisfaction of performance objectives. A full description of the Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2016 (the “Proxy Statement”), which description is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, Clayton G. Deutsch, Deborah F. Kuenstner, Gloria C. Larson, John Morton III, Daniel P. Nolan, Kimberly S. Stevenson, Stephen M. Waters, Donna C. Wells, and Lizabeth H. Zlatkus were elected to serve until the 2017 Annual Meeting of Shareholders. In addition, at the meeting, the shareholders (a) approved an advisory, non-binding, resolution on the compensation of the Company's named executive officers as disclosed in the Proxy Statement; (b) approved the Boston Private Financial Holdings, Inc. Annual Executive Incentive Plan; and (c) ratified the selection of KPMG, LLP as the Company’s independent registered public accounting firm for fiscal 2016.
The voting results are set forth below.
(1)     Election of directors:

Director Nominee	For	Withheld	Broker Non-Votes
Clayton G. Deutsch	69,055,307	346,172	5,945,156
Deborah F. Kuenstner	68,863,197	538,282	5,945,156
Gloria C. Larson	67,977,681	1,423,798	5,945,156
John Morton III	69,092,507	308,972	5,945,156
Daniel P. Nolan	68,978,167	423,312	5,945,156
Kimberly S. Stevenson	69,092,656	308,823	5,945,156
Stephen M. Waters	68,787,120	614,359	5,945,156
Donna C. Wells	68,116,131	1,285,348	5,945,156
Lizabeth H. Zlatkus	69,086,696	314,783	5,945,156

(2)	Approval of an advisory, non-binding resolution on the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
64,130,560	5,064,434	206,483	5,945,158

(3)     Approval of the Boston Private Financial Holdings, Inc. Annual Executive Incentive Plan:

For	Against	Abstain	Broker Non-Votes
68,379,789	821,826	199,862	5,945,158

(4)     Ratification of the selection of KPMG, LLP as the Company’s independent registered public accounting firm for fiscal 2016:

For	Against	Abstain	Broker Non-Votes
74,938,632	387,506	20,497	0

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1    Boston Private Financial Holdings, Inc. Annual Executive Incentive Plan
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/S/ DAVID J. KAYE
	Name:	David J. Kaye
	Title:	Chief Financial and Administrative Officer
Date April 22, 2016

Exhibit Index

Exhibit No.	Description
99.1	Boston Private Financial Holdings, Inc. Annual Executive Incentive Plan